EXHIBIT 99.2
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                                                        November  26, 2003




Board of Directors
Fab Industries, Inc.
200 Madison Avenue
New York, New York 10016




Ladies and Gentlemen:

                  The non-binding preliminary offer by certain senior management to acquire the business, dated October 23, 2003 is hereby withdrawn.

                                        Very truly yours,

                                        /s/ Samson Bitensky
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                                        Samson Bitensky